MIROVA GLOBAL GREEN BOND FUND

Supplement dated September 24, 2018 to the Statement of Additional Information of the Mirova Global Green Bond Fund (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective immediately, the following restrictions within the section “Investment Restrictions” with respect to the Fund are hereby amended and restated as follows:

(8)

Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in “green bonds,” as defined in the section “Principal Investment Strategies” in the Prospectus (Non-Fundamental). Prior to any change to such policy adopted by the Board of Trustees (the “Board”), the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(9)

Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph 12(d)(1)(G) or subparagraph 12(d)(1)(F) of the Investment Company Act of 1940, as amended (Non-Fundamental).

Effective immediately, the following table within the section “Investment Strategies” with respect to the Fund is hereby amended and restated as follows:

Fund	Securities	Practices
Global Green Bond Fund

Debt Securities (Adjustable-Rate Mortgage, Asset-Backed Securities, Collateralized Mortgage Obligations, Convertible Securities, Cybersecurity, Operational and Technology Risk, Investment Grade Fixed-Income Securities, Below Investment-Grade Fixed-Income Securities, Green Bonds, Inflation-Linked and Inflation-Indexed Securities, Investments in Banks, Mortgage Dollar Rolls, Mortgage-Related Securities, Rule 144A Securities, Step-Coupon Securities, “Stripped” Securities, Structured Notes, U.S. Government Securities, Zero-Coupon Securities)

Equity Securities (Corporate Reorganizations, Investment Companies, Market Capitalizations, Preferred Stock, REITs, Real Estate Securities)

Foreign Securities (Depositary Receipts, Emerging Markets, Foreign Investment Companies, Foreign Securities, Supranational Entities, Foreign Currency Transactions)

Money Market Instruments

Futures Contracts

Options

Warrants and Rights

Swap Contracts

Illiquid Securities

Initial Public Offerings

Private Placements

Regulation S Securities

Privatizations

Repurchase Agreements

Reverse Repurchase Agreements

Short-Term Trading

When-Issued, Delayed Delivery and Forward Commitment Securities

Effective immediately, the following practice has been added within the section “Types of Practices” in the Statement of Additional Information::

Regulation S Securities

Subject to certain conditions, the Fund may purchase securities issued pursuant to Regulation S of the Securities Act (“Regulation S Securities”). Regulation S Securities are subject to restrictions on sales to U.S. persons. Therefore, when the Fund sells Regulation S Securities that it has purchased, the market for such securities will generally be limited to non-U.S. investors.